TO BE EFFECTIVE AT 3:00 P.M. CENTRAL TIME, ON DECEMBER 13, 2021

BMO FUNDS, INC.

AMENDMENT NO. 63

TO

ARTICLES OF INCORPORATION

The undersigned officer of BMO Funds, Inc. (the “Corporation”) hereby certifies that in accordance with Section 180.1003 of the Wisconsin Statutes, the following Amendment to the Corporation’s Articles of Incorporation, as amended (the “Articles”), was duly adopted to remove the following as classes of the Corporation: BMO Pyrford International Stock Fund, BMO LGM Emerging Markets Equity Fund, BMO Short Tax-Free Fund, BMO Short-Term Income Fund, BMO Intermediate Tax-Free Fund, BMO Strategic Income Fund and BMO Core Plus Bond Fund (together, the “Funds”).

“The Articles are hereby amended as follows:

Section (a) of Article IV is hereby amended by deleting section (a) thereof and inserting the following as a new paragraph:

‘(a)            The Corporation is authorized to issue an indefinite number of shares of common stock, par value $.0001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

AUTHORIZED NUMBER
CLASS	SERIES	OF SHARES

Investor Class

BMO Prime Money Market Fund	Series Y	Indefinite
BMO Government Money Market Fund	Series Y	Indefinite
BMO Large-Cap Growth Fund	Series Y	Indefinite
BMO Tax-Free Money Market Fund	Series Y	Indefinite
BMO Corporate Income Fund	Series Y	Indefinite
BMO Growth Allocation Fund	Series Y	Indefinite
BMO Aggressive Allocation Fund	Series Y	Indefinite
BMO Conservative Allocation Fund	Series Y	Indefinite
BMO Balanced Allocation Fund	Series Y	Indefinite
BMO Moderate Allocation Fund	Series Y	Indefinite

Institutional Class
BMO Small-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Value Fund	Series I	Indefinite
BMO Large-Cap Growth Fund	Series I	Indefinite
BMO Large-Cap Value Fund	Series I	Indefinite
BMO Corporate Income Fund	Series I	Indefinite
BMO Ultra Short Tax-Free Fund	Series I	Indefinite
BMO Small-Cap Value Fund	Series I	Indefinite
BMO Dividend Income Fund	Series I	Indefinite
BMO Low Volatility Equity Fund	Series I	Indefinite
BMO Growth Allocation Fund	Series I	Indefinite
BMO Aggressive Allocation Fund	Series I	Indefinite

AUTHORIZED NUMBER
CLASS	SERIES	OF SHARES

BMO Conservative Allocation Fund	Series I	Indefinite
BMO Balanced Allocation Fund	Series I	Indefinite
BMO Moderate Allocation Fund	Series I	Indefinite
BMO Disciplined International Equity Fund	Series I	Indefinite

Class A

BMO Low Volatility Equity Fund	Series A	Indefinite
BMO Dividend Income Fund	Series A	Indefinite
BMO Large-Cap Value Fund	Series A	Indefinite
BMO Large-Cap Growth Fund	Series A	Indefinite
BMO Mid-Cap Value Fund	Series A	Indefinite
BMO Mid-Cap Growth Fund	Series A	Indefinite
BMO Small-Cap Value Fund	Series A	Indefinite
BMO Small-Cap Growth Fund	Series A	Indefinite
BMO Ultra Short Tax-Free Fund	Series A	Indefinite
BMO Corporate Income Fund	Series A	Indefinite
BMO Disciplined International Equity Fund	Series A	Indefinite

Class R3

BMO Growth Allocation Fund	Series R3	Indefinite
BMO Aggressive Allocation Fund	Series R3	Indefinite
BMO Conservative Allocation Fund	Series R3	Indefinite
BMO Balanced Allocation Fund	Series R3	Indefinite
BMO Moderate Allocation Fund	Series R3	Indefinite

Class R6

BMO Growth Allocation Fund	Series R6	Indefinite
BMO Aggressive Allocation Fund	Series R6	Indefinite
BMO Conservative Allocation Fund	Series R6	Indefinite
BMO Balanced Allocation Fund	Series R6	Indefinite
BMO Moderate Allocation Fund	Series R6	Indefinite
BMO Mid-Cap Value Fund	Series R6	Indefinite
BMO Mid-Cap Growth Fund	Series R6	Indefinite
BMO Small-Cap Value Fund	Series R6	Indefinite
BMO Disciplined International Equity Fund	Series R6	Indefinite
BMO Large-Cap Value Fund	Series R6	Indefinite
BMO Large-Cap Growth Fund	Series R6	Indefinite

Premier Class

BMO Prime Money Market Fund	Premier Class	Indefinite
BMO Government Money Market Fund	Premier Class	Indefinite
BMO Tax-Free Money Market Fund	Premier Class	Indefinite’

This Amendment to the Articles of Incorporation of the Corporation was authorized by the Board of Directors on August 11, 2021 and by shareholders of the Funds on November 23, 2021 in accordance with Section 180.1003 of the Wisconsin Statutes.

Executed this 13th day of December, 2021

BMO FUNDS, INC.

By:	/s/ John M. Blaser
John M. Blaser
President and Secretary

This instrument was drafted by:

Margaret L. Johnson

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202